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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO XIONICS DOCUMENT TECHNOLOGIES, INC. AND SUBSIDIARIES

     As independent public accountants, we hereby consent to the incorporation of our report, included in the Form 10-K, into Xionics Document Technologies, Inc.'s previously filed Registration Statements on Form S-8 (File No. 333-4613).

                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
September 15, 1997